Exhibit 10.7
THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE BEEN ACQUIRED
FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES
LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE
OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE
SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
FORBRIGHT, INC.
RESTRICTED STOCK AWARD AGREEMENT
This Award Agreement (this “Agreement”) is made and entered into this [●] day of [●], 2026 (the “Date of Grant”), by and between (i) Forbright, Inc. (the “Company”) and (ii) [●] (the “Participant”), an employee of Forbright Bank, a wholly owned subsidiary of the Company (the “Bank”).
RECITALS
A.    The Company has adopted the Congressional Bancshares, Inc. 2014 Stock Incentive Plan, as amended (the “Plan”), authorizing the Company to make awards to persons associated with the Company and the Bank (as applicable).
B.    The Company, through its Board of Directors (the “Board”) or the Compensation Committee of the Board, has determined that, under and pursuant to the terms and subject to the conditions of the Plan, the Participant is eligible to receive awards under the Plan.
C.    The Company desires to make an award to the Participant, and the Participant, in connection therewith, desires to participate in the Plan and receive an award under the Plan.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Participant hereby agree as follows:
1.    Grant of Award. The Company hereby grants to the Participant, not in lieu of any salary or other compensation for his or her services, an award (the “Award”) of the number of restricted shares (the “Restricted Stock”) of the voting common stock, par value $0.001 per share, of the Company (“Common Stock”) set forth in Appendix A to this Agreement, pursuant to the Plan and this Agreement.
2.    Vesting of Award. Subject to accelerated vesting and forfeiture as provided in the Plan and [the Company’s severance plan, which the Company may choose to adopt in its sole discretion (the “Severance Plan”)] / [the Participant’s employment agreement with the Company or the Bank, as applicable (the “Employment Agreement”)], the Restricted Stock shall vest in accordance with the vesting schedule set forth in Appendix A to this Agreement (each such vesting date provided on Appendix A being a “Vesting Date”). Notwithstanding anything to the contrary in this Agreement, the Plan, the Participant’s employment agreement, or any other agreement or plan, the Restricted Stock granted herein shall not vest or become payable in any manner that would cause the Restricted Stock or the granting of them herein to be treated as a golden parachute payment for purposes of 12 CFR Part 359.
3.    Forfeiture of Award. Except as otherwise provided in [Severance Plan] / [the Employment Agreement], in the event of the Participant’s termination of Continuous Service, the Participant shall forfeit any shares of Restricted Stock that have not vested in accordance with the terms of this Agreement.
4.    Evidence of Uncertificated Shares. As soon as administratively practicable following each applicable Vesting Date, the Company may, for and with respect to all shares of Restricted Stock that become vested on such date, evidence the Participant’s ownership of Common Stock in uncertificated book entry form.
5.    Voting Rights; Dividends. Prior to the Vesting Date, the Participant shall have all the rights of a shareholder of the Company with respect to the shares of Restricted Stock, including the right to vote such shares. Notwithstanding the foregoing, (i) the Participant shall not have with respect to the shares of Restricted Stock the right to transfer the shares of Restricted Stock prior to the date on which such shares of Restricted Stock become fully vested and (ii) any distributions or dividends that are declared with respect to the shares of Restricted Stock between the Date of Grant and the date on which such shares of Restricted Stock become fully vested shall be paid to the Participant at the time that such shares of Restricted Stock become fully vested pursuant to Section 2 hereof, and will not be paid to the Participant in the event that the shares of Restricted Stock do not become so vested.
6.    Amendment of Award. Without the consent of the Participant, no modification or amendment of the Award shall reduce or limit, in any respect, any of the Participant’s rights under the Award. This Agreement, and any provision hereof, may be amended, supplemented, restated, modified or waived only in signed writing by each of the Participant and the Company.
7.    Employment. The Award does not impose any independent obligation upon the Company or the Bank to retain the Participant in its employ or service for any period.
8.    Representations. The Award has been issued by the Company in reliance upon the following representations of the Participant:
(a)    The Restricted Stock is being acquired for investment and not with a view to the sale or distribution of any part thereof, and the Participant has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption pursuant to the Securities Act.
(b)    The Participant understands that the (i) Restricted Stock is not registered under the Securities Act or qualified under applicable state securities laws, (ii) issuance of the Restricted Stock is exempt from the registration and qualifications requirements thereof pursuant to Section 4(a)(2) of the Securities Act, Rule 701 of the Securities Act and/or any applicable rule under the Securities Act and any applicable state securities laws and (iii) Company’s reliance on such exemption is predicated on the Participant’s representations set forth in this Section 8.
(c)    The Participant has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of his or her investment.
(d)    The Participant understands that the Company has no obligation to register with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Act, to file reports pursuant to Section 12 of the Exchange Act or to file a registration statement covering any shares of the Restricted Stock under the Securities Act. The Participant further understands that if the Company does not register pursuant to Section 15(d) of the Securities Act, file reports pursuant to Section 12 of the Exchange Act or have a registration statement covering any shares of the Restricted Stock under the Securities Act in effect when the Participant desires to sell such shares, the Participant may be required to hold such shares for an indefinite period. The Participant also understands that any sale of any shares of the Restricted Stock that might be made in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms and conditions of such Rule and that the Company has no obligation to seek to make such Rule available.
9.    Taxes. The Company shall have the right to require the Participant to remit to the Company cash sufficient to satisfy all federal, state and local withholding tax obligations (the “Withholding Tax Obligations”) prior to the applicable Vesting Date or satisfy the Withholding Tax Obligations in any manner described in Section 9 of the Plan. In the discretion of the Board, the Participant may satisfy such Withholding Tax Obligations by surrendering to the Company prior to the applicable Vesting Date shares of Restricted Stock or other Common Stock held by the Participant having a Fair Market Value on the applicable Vesting Date equal to the Withholding Tax Obligations (or such other rate that will not cause adverse accounting consequences for the Company or any of its Affiliates), provided, that, the Company is not then prohibited from purchasing or acquiring such shares of Restricted Stock or Common Stock pursuant to any loan or debt agreement to which the Company or any of its Affiliates is a party or pursuant to applicable law.
BY SIGNING THIS AGREEMENT, THE PARTICIPANT REPRESENTS THAT THE PARTICIPANT HAS REVIEWED WITH THE PARTICIPANT’S OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT THE PARTICIPANT IS RELYING SOLELY ON SUCH ADVISORS, AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY, OR ANY AFFILIATE THEREOF, OR ANY AGENT OF THE COMPANY OR ANY AFFILIATE THEREOF.
10.    Governing Law. The validity, construction and administration of the Award shall be determined under the laws of the State of Delaware, without reference to its conflict of law principles.

11.    Incorporation by Reference. All of the other terms of the Plan as currently in effect are hereby incorporated into this Agreement by reference.
12.    Defined Terms. Any terms not defined in this Agreement shall have the same meaning as given to them in the Plan.
13.    Headings. The headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, the Award.
14.    Dispute Resolution. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Bethesda, Maryland, in accordance with the rules of the American Arbitration Association.
15.    Counterpart. This Agreement may be executed in counterparts (including by electronic means such as DocuSign, “.pdf” or “.jpg” files), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
16.    Entire Agreement. This Agreement, the Plan and [the Severance Plan] / [the Employment Agreement] constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of a conflict between this Agreement and the Plan, the Agreement shall govern. In the event of a conflict between this Agreement and [the Severance plan] / [the Employment Agreement], other than as specified in Section 2 of this Agreement, the terms of [the Severance Plan] / [the Employment Agreement] shall control.
[Signatures appear on the following page]

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed on its behalf by its authorized officer, and the Participant has duly executed this Agreement, all as of the day and year first written above.

FORBRIGHT, INC.

PARTICIPANT

APPENDIX A
Vesting of this Award

Number of shares of Restricted Stock subject to this Award:	[•]

Number of shares of Restricted Stock to vest as of [•] [•], 2027	[•]

Number of shares of Restricted Stock to vest as of [•] [•], 2028	[•]

Number of shares of Restricted Stock to vest as of [•] [•], 2029	[•]